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                                                             Loan No. 76-0026287


                        LOANS TO ONE BORROWER CERTIFICATE

                      (For corporations and other entities)

General Electric Capital Corporation ("Lender")
c/o GEMSA Loan Services, L.P.
1500 City West Blvd., Suite 200
Houston, Texas 77042-2300

     Re: $6,080,000.00 Loan (herein so called) from Lender to FAIRVIEW PLAZA ASSOCIATES, L.P., a Delaware limited partnership ("Borrower"); certain liabilities of the Borrower to be guaranteed by CEDAR INCOME FUND, LTD., a Maryland real estate investment trust (whether one or more herein called "Joinder Party")


     The undersigned is the applicant for and will become the obligor on the Loan and hereby certifies to Lender that except for the Loan:

          (i) Borrower and Joinder Party (herein individually referred to as "Obligor"),

          (ii)   nominees of Obligor,

          (iii) persons, trusts, partnerships, syndicates, limited liability companies and corporations of which Obligor is a nominee, a beneficiary, a member, a general partner, a limited partner owning an interest of ten percent or more (based on the value of Obligor's contribution), or a record or beneficial stockholder owning ten percent or more of the capital stock,

          (iv) trusts, partnerships, syndicates, limited liability companies and corporations of which any beneficiary, member, general partner, limited partner owning an interest of ten percent or more, or record or beneficial stockholder owning ten percent or more of the capital stock thereof, is also a beneficiary, member, general partner, limited partner owning an interest of ten percent or more, or record or beneficial stockholder owning ten percent or more of the capital stock of Obligor, or

          (v) any person that, directly or indirectly, owns or controls, or is owned or controlled by, (A) Obligor, (B) a nominee of Obligor, (C) a general partner of limited partner owning an


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                 interest of ten percent or more of any partnership that is an
                 Obligor, (D) a beneficiary of a trust that is an Obligor, or
                 (E) a member of a syndicate that is an Obligor; do not owe you or any affiliate any balances on outstanding loans except as follows:

          Please check as applicable

          [X]   None

          [ ]   See Schedule I attached hereto and fully incorporated herein by reference for all purposes.

     Executed under seal this the ______ day of January, 2003.



BORROWER:              FAIRVIEW PLAZA ASSOCIATES, L.P,
                       a Delaware limited partnership

                       By:   CIF-FAIRVIEW PLAZA ASSOCIATES, LLC,
                             a Delaware limited liability company,
                             its General Partner

                             By:   CEDAR INCOME FUND PARTNERSHIP,
                                   L.P., a Delaware limited partnership,
                                   Sole and Managing Member

                                   By:   CEDAR INCOME FUND, LTD.,
                                         a Maryland Real Estate Investment
                                         Trust, its General Partner

                                         By:____________________________________
                                             Leo S. Ullman,  President

                                               [SEAL]

JOINDER PARTIES:       CEDAR INCOME FUND, LTD.,
                       a Maryland real estate investment trust


                       By:______________________________________
                            Leo S. Ullman, President

                                             [SEAL]

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